SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           17-Jul-00

COUNTRYWIDE HOME EQUITY LOAN TRUST

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MAY 25, 2000, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2000-B)

Countrywide Home Equity Loan Trust
(Exact name of registrant as specified in its charter)

CALIFORNIA              333-84365             95-4596514
(State or Other         (Commission          (I.R.S. Employer
Jurisdiction of         File Number)         Identification
Incorporation)                               Number)



4500 Park Granada, Calabasas, CA  91302
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:      818-225-3240

Item 5.  Other Events

On 17-Jul-00a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    17-Jul-00The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:    NONE

D.  Item 2: Changes in Securities:NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated            17-Jul-00

COUNTRYWIDE HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2000-B

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       17-Jul-00

             Beginning
             Certificate
    Class    Balance(1)           Principal              Interest
    A-1      365,000,000.00       560,186.79             3,256,408.33
    A-2      185,000,000.00       11,801,351.77          1,687,508.33
    R              0.00                 0.00                    0.00
    Total    550,000,000.00       12,361,538.56          4,943,916.66

                                                         Ending
                                                         Certificate
    Class    Cusip                Losses                 Balance
    A-1      126671JE7                  0.00             364,439,813.21
    A-2      126671JF4                  0.00             173,198,648.23
    R                                   0.00                    0.00
    Total                               0.00             537,638,461.44

          AMOUNTS PER $1,000 UNIT


    Class    Principal            Interest               Total
    A-1       1.53475833           8.92166666             10.45642499
    A-2      63.79109065           9.12166665             72.91275730

             Ending                                      Current
             Certificate                                 Pass-Through
    Class    Balance                  Losses             Interest Rate
    A-1      998.46524167               0.00                 6.69125%
    A-2      936.20890935               0.00                 6.84125%

Investor Certificate Rates based on a LIBOR of:              6.61125%


Distribution   17-Jul-00

    Distribution Statement
    Pooling and Servicing Agreement Dated November 29, 1999

                                               Group 1     Group 2
(i) Investor Floating Allocation Percentage    100.00000%  100.00000%

(ii)Investor Certificate Distribution Amount 3,816,595.12 13,488,860.10

(iiiInvestor Certificate Interest            3,256,408.33 1,687,508.33

(iv)Unpaid Investor Cert Int Shortfall paid         0.00        0.00
Per $1000 of Original Investor Cert Prin Bal    0.000000    0.000000

(v) Remaining Unpaid Investor Cert Int Sfall        0.00        0.00
Per $1000 of Original Investor Cert Prin Bal    0.0000000   0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal          0.00        0.00
Investor Loss Reduction Amounts paid as prin        0.00        0.00
    Accelerated Principal Distribution Amount       0.00        0.00
    Scheduled Principal Distribution Amount   560,186.79 11,801,351.77
    Guaranteed Principal Distribution Amount        0.00        0.00
    Total Principal Distributed               560,186.79 11,801,351.77

(viiUnreimbursed Investor Loss Reduction Amnt       0.00        0.00
Per $1000 of Original Investor Cert Prin Bal    0.0000000   0.0000000

(ix)Basis Risk Carryforward Distributed             0.00        0.00

(x) Basis Risk Carryforward Remaining               0.00        0.00

(xi)Servicing Fee                             152,081.05   77,072.69

(xiiInvested Amount (before distributions)   365,000,000.18 5,000,000.00
    Invested Amount (after distributions) 364,439,813.17 3,198,648.23 Investor Cert Prin Bal (after distributions) 364,439,813.17 3,198,648.23
    Loan Group Factor                           0.9984802   0.9363382

(xiiAsset Balance of Mortgage Loans          364,434,336.17 3,173,099.35

(xivCredit Enhancement Draw Amount                  0.00        0.00

(xv)Delinquency Information
                         Group 1
                          Count     Balance  % of Group Bal
30-59 days                      9 274,382.00    0.075290%
60-89 days                      3  32,889.00    0.009025%
90 or more days                 0       0.00    0.000000%
Total                          12 307,271.00    0.084315%

                         Group 2
                          Count     Balance  % of Group Bal
30-59 days                      1   2,000.00    0.001155%
60-89 days                      2 118,800.00    0.068602%
90 or more days                 0       0.00    0.000000%
Total                           3 120,800.00    0.069757%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information

                         Group 1
                          Count     Balance  % of Group Bal
    Foreclosure                 0       0.00    0.000000%
       REO                      0       0.00    0.000000%
      Total                     0       0.00    0.000000%

                         Group 2
                          Count     Balance  % of Group Bal
    Foreclosure                 0       0.00    0.000000%
       REO                      0       0.00    0.000000%
      Total                     0       0.00    0.000000%

                                               Group 1     Group 2
(xviOptional Serv Adv (Cur Collection Period)       0.00        0.00
    Optional Servicer Advances (Outstanding)        0.00        0.00

(xviInvestor Certificate Rate                    6.69125%    6.84125%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                              0           0
    Principal Balance                               0.00        0.00

(xx)Subordinated Transferor Collections             0.00        0.00

(xxiOvercollateralization Step-Down Amount          0.00        0.00

(xxiAvailable Transferor Subordinated Amount        0.00        0.00
    Required Transferor Subordinated Amount         5,474      2,774,616.77
    Transferor Interest Collections                             0.00
    Transferor Principal Collections              24,423,      9,779,337.79
(xxiCrossover Amount                                0.00        0.00
(xxv)
Funds on deposit in the Reserve Fund (Beg)          0.00
Reserve Fund Deposit                                0.00
Reserve Fund Withdrawal                             0.00
Reserve Fund Release to Transferor                  0.00
Funds on deposit in the Reserve Fund (End)          0.00

Other information
                                               Group 1     Group 2
    Transferor Principal Balance (Beginning)                   (25,548.88)
    Transferor Principal Balance (Ending)                      (25,548.88)
    Fixed Allocation Percentage                   100.00%     100.00%
    Periods until Step-Down Remittance Date

    Mortgage Loans Payment Summary
    Interest Received                        3,121,463.20 1,573,354.64
Net Liquidation Proceeds (Allocable to Int)         0.00        0.00
Insurance Proceeds (Allocable to Interest)          0.00        0.00
Servicer Optional Advance (Allocable to Int)        0.00        0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)       0.00        0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)       0.00        0.00
    Residual Advance                           363,884.47   212,876.21
    Total Interest                           3,485,347.67 1,786,230.85

    Begining Balance                        364,994,523.18  4,974,451.12
    Principal Collections                    24,983,663.22  1,580,689.56
    Net Liquidation Proceeds (Alloc. to Princ       0.00        0.00
    Insurance Proceeds (Alloc. to Principal)        0.00        0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to        0.00        0.00
    Purchase Price (90+ D Delinq) (Alloc. to        0.00        0.00
    Loans Removed by Servicer Sect. 2.06            0.00        0.00
    Transfer Deposit Amount per Sect. 2.02 (a       0.00        0.00
    Total Principal                          24,983,663.22 1,580,689.56

    Additional Balances                  24,423,476.43   9,779,337.79
    Ending Principal Balance            364,434,336.92 173,173,099.35
    Total Collections                    28,316,929.84  23,289,847.72
    Alternative Principal Payment           560,186.79  11,801,351.77

    Loans Average Daily Balance              313,325,165.15 5,289,740.10

    Weighted Average Loan Rate                    8.0538%     8.1147%

    Excess Interest                                 0.00        0.00

Loan Modification Summary                      Current
Loans with Senior Lien Bal Mod (CLTV<80%)           0.00
Loans with Senior Lien Bal Mod (CLTV>80%)      64,835.00
Loans with Credit Limit Modification                0.00
Loans with Gross Margin Modification                0.00

Loan Modification Summary                     Cumulative % of Initial
Loans with Senior Lien Bal Mod (CLTV<80%)           0.00        0.00%
Loans with Senior Lien Bal Mod (CLTV>80%)      64,835.00        0.01%
Loans with Credit Limit Modification                0.00        0.00%
Loans with Gross Margin Modification                0.00        0.00%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall        0.00        0.00
    AMBAC Surety Bond in force?                  YES         YES
    Credit Enhancement Draw Amount                  0.00        0.00
    Guaranteed Principal Distribution Amount        0.00        0.00
    Guaranteed Distribution                  3,256,408.33 1,687,508.33
    Credit Enhancement Premium                 45,554.98   21,649.83
    Fannie Mae Guarantee Fee                   30,369.98
    Fannie Mae Guarantee Payment Amount             0.00
    Overcollateralization
    Required O/C Amount                      5,474,917.86 2,774,616.77
    Beginning O/C Amount                            0.00        0.00
    Ending O/C Amount                               0.00        0.00
    End O/C Amt (% of Orig Pool Balance)          0.0000%     0.0000%

    Liquidation Loss Amount (Current Period)        0.00        0.00
    Liquidation Loss Amount (Cumulative)            0.00        0.00

    Cumulative Loss Step-Up Percentage              0.00%
    Cumulative Loss Test Violated?                NO
Rolling Six Month Delinquency Test Violated?      NO
    Monthly Delinquency Rate                      0.0276%
    Rolling Six Month Delinquency Rate            0.0276%
    Required Subordinated Percentage                1.50%       1.50%
Balance used for Required Subordinated Amount Initial Bal Initial Bal
    Initial Subordinated Amount               ($5,476.29)($25,548.88)
    Can Required Transferor Sub Amt be Reduce     NO          NO



    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        By: /s/ Barbara Grosse
                        Name:  Barbara Grosse
                        Title: Vice President
                        Bank One

Date  7/31/00